     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 1998
                                                      REGISTRATION NO. 333-_____

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM S-1

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                                 ---------------

                                  NANOGEN, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                          3826
(State or other jurisdiction of                   (Primary Standard Industrial
incorporation or organization)                     Classification Code Number)

                                   33-0489621
                      (I.R.S. Employer Identification No.)

                           10398 Pacific Center Court
                           San Diego, California 92121
                                 (619) 546-7700
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               HOWARD C. BIRNDORF
   Chairman of the Board, Chief Executive Officer and Chief Financial Officer
                                  NANOGEN, INC.
                           10398 Pacific Center Court
                           San Diego, California 92121
                                 (619) 546-7700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

                                                        DAVID J. SEGRE
                                                       ROBERT M. TARKOFF
        THOMAS E. SPARKS, JR.                             AMY E. REES
           JOHN L. DONAHUE                            ELIZABETH C. HEWITT
          WILLIAM A. HINES                     Wilson Sonsini Goodrich & Rosati
    Pillsbury Madison & Sutro LLP                  Professional Corporation
            P.O. Box 7880                             650 Page Mill Road
San Francisco, California 94120-7880              Palo Alto, California 94304
           (415) 983-1000                               (650) 493-9300

                                 ---------------


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[x] ________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                               CALCULATION OF REGISTRATION FEE
===============================================================================================================================
                                                                    PROPOSED             PROPOSED
                                                                    MAXIMUM              MAXIMUM
TITLE OF EACH CLASS OF SECURITIES      AMOUNT TO BE             OFFERING PRICE          AGGREGATE            AMOUNT OF
        TO BE REGISTERED               REGISTERED(1)             PER SHARE(2)       OFFERING PRICE(2)     REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value . . .   345,000 shares             $11.00               $3,795,000               $1,120
===============================================================================================================================


(1) Includes 45,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of calculating the registration fee.
================================================================================

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") by Nanogen, Inc. (the "Company"), pursuant to Rule 462(b) under the Act. This Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (File No. 333-42791) relating to the offering of up to 4,140,000 shares of Common Stock of the Company.


                                  CERTIFICATION

        The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on April 14, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by the bank during regular business hours on April 14, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 13th day of April, 1998.


                                       NANOGEN, INC.



                                       By                     *
                                         ---------------------------------------
                                                     Howard C. Birndorf
                                         Chairman of the Board, Chief Executive
                                             Officer and Chief Financial Officer


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  Name                                      Title                         Date
                  ----                                      -----                         ----
                    *                       Chairman of the Board, Chief Executive
------------------------------------        Officer and Chief Financial Officer
           Howard C. Birndorf               (Principal Executive Officer and
                                            Financial Officer)                       April 13, 1998


          /s/ Dana A. Krzyston              Controller (Principal Accounting         April 13, 1998
------------------------------------        Officer)


                    *                       President and Chief Operating Officer,   April 13, 1998
------------------------------------        Director
           Tina S. Nova, Ph.D.



                    *                                                                April 13, 1998
------------------------------------
             Brook H. Byers                 Director



                    *                                                                April 13, 1998
------------------------------------
         Robert E. Curry, Ph.D.             Director


                    *                       Director                                 April 13, 1998
------------------------------------
              Cam L. Garner


                    *                       Director                                 April 13, 1998
------------------------------------
             David Ludvigson


                    *                       Director                                 April 13, 1998
------------------------------------
             Thomas G. Lynch


                    *                       Director                                 April 13, 1998
------------------------------------
          Andrew E. Senyei, MD


         */s/Harry J. Leonhardt             Director                                 April 13, 1998
------------------------------------
            Attorney-In-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF DOCUMENT
-------                  -----------------------
  5.1          Legal opinion of Pillsbury Madison & Sutro LLP.

 23.1          Consent of Ernst & Young LLP, independent auditors.

 23.2          Consent of Pillsbury Madison & Sutro LLP (included in
               Exhibit 5.1).

 23.3          Consent of Lyon & Lyon LLP.